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                  FIRST AMENDMENT TO INTEREST RATE AGREEMENT

THIS FIRST AMENDMENT to Interest Rate Agreement, dated as of December 9, 1996, between SAUL HOLDINGS LIMITED PARTNERSHIP, a Maryland limited partnership ("Customer"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association ("Bank") constitutes an amendment to that certain Interest Rate Agreement ("Agreement") entered into between the parties, dated as of March 16, 1995 and specifying a Capped Amount of $71,780,000.00.

        WHEREAS, Customer desires to reduce Capped Amount of that Agreement by $37,000,000.00 as of December 11, 1996;

        THEREFORE, in consideration of the mutual covenants and promises of Bank and Customer, the parties hereto agree as follows:

        1. "Capped Amount" shall mean an amount equal to THIRTY-FOUR-MILLION SEVEN-HUNDRED-EIGHTY-THOUSAND DOLLARS ($34,780,000.00).

        2. Terms and phrases used in this Amendment shall have the same meaning ascribed thereto in the Agreement.

        3. This Amendment may be executed in counterparts which shall, in the aggregate, be signed by both parties; each counterpart shall be deemed an original instrument as against any party who has signed it.

        4. The Agreement, as amended by this Amendment, is hereby confirmed.

        5. Customer and Bank hereby agree that this voluntary change in the "Capped Amount" will result in no termination fee paid by Bank to Customer.

        IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed as of the date first above written.

Bank:                                   Customer:

WELLS FARGO BANK, N.A.,                 SAUL HOLDINGS LIMITED PARTNERSHIP,
a national banking association          a Maryland limited partnership
BY:/s/ Nicholas J. Ivanoff              BY: SAUL CENTERS, INC.,
Nicholas J. Ivanoff                     a Maryland Corporation
Its: Vice President                     Its: General Partner

                                        By: /s/ Scott Schneider
                                            Scott Schneider
                                        Its:Vice President and CFO